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                    SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549


                                 FORM 8-K

                              CURRENT REPORT

                  Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934


             Date of Report (Date of earliest event reported)
                             October 11, 1996


                             PROFFITT'S, INC.
          (Exact name of registrant as specified in its charter)



                                Tennessee
                        (State of incorporation)
                                 0-15907
                            (Commission File
                                 Number)
                               62-0331040
                                 (I.R.S.
                                Employer
                             Identification
                                  No.)


                              P.O. Box 9388
                            Alcoa, Tennessee
                          (Address of principal
                           executive offices)


                                  37701
                               (Zip Code)



     Registrant's telephone number, including area code (423) 983-7000


                                    N/A
       (Former name or former address, if changed since last report)


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Item 2.   Acquisition or Disposition of Assets

     On October 11, 1996, the registrant, Proffitt's, Inc., a Tennessee corporation ("Proffitt's), completed a merger with Parisian, Inc, an Alabama corporation ("Parisian") in which a wholly owned subsidiary of Proffitt's was merged with and into Parisian, with Parisian surviving the merger as a wholly owned subsidiary of Proffitt's. In connection with the merger, each outstanding common share $0.01 par value of Parisian was converted into a right to receive $15.00 in cash and .4006 shares of the common stock, $10.00 par value, of Proffitt's (the "Proffitt's Common Stock"), for an aggregate consideration of approximately $110 million in cash and approximately 2.9 million shares of Proffitt's Common Stock.

     Parisian is a regional specialty department store company which operates 38 stores in Alabama, Florida, Georgia, Indiana, Michigan, Ohio, South Carolina, and Tennessee.

     In connection with the merger, Proffitt's issued its Guaranty of the $125 million in outstanding principal amount of the 9 7/8% Senior
Subordinated Notes due 2003 of Parisian (the "Notes"), pursuant to a Supplemental Indenture, dated as of October 11, 1996 among Proffitt's, Parisian and AmSouth Bank of Alabama, as trustee. Proffitt's paid to each holder of a Note consenting to approval of the Supplemental Indenture, $10.00 per $1,000 of principal amount of such holder's Notes for an aggregate payment of approximately $1.2 million.

     Funds for the cash consideration paid to Parisian shareholders, the consent payments to holders of Notes and certain expenses and investment advisory fees in the aggregate amount of approximately $4.3 million incurred in connection with the merger were provided by borrowing under a $275 million credit facility pursuant to a Credit Facilities and Reimbursement Agreement dated October 11, 1996, by and among Proffitt's, certain lenders, and NationsBank of Texas, National Association.

Item 7.   Financial Statements and Exhibits

     7(a) and 7(b). It is impractical to file the financial statements and pro forma financial information required by Items 7(a) and 7(b) with this report. This report will be amended as to file such statements and information as soon as they are completed, but in no event later than 60 days after the date this report must be filed.

     7(c).  The following exhibits are furnished as required by Item 7(c):

       Exhibit
       Number         Description
          2           Agreement and Plan of Merger dated July 8, 1996, among
                      Proffitt's, Inc., Casablanca Merger Corp. and
                      Parisian, Inc. (Incorporated by reference to Exhibit
                      2 to the Registrant's Current Report on Form 8-K filed
                      July 18, 1996).

         4.1 Credit Facilities and Reimbursement Agreement by and among Proffitt's, Inc., certain lenders and NationsBank of Texas, National Association, as Agent.

         4.2 Registration Rights Agreement (incorporated by reference to Appendix III to the prospectus dated
                      August 16, 1996, included in the Registrant's Registration Statement on Form S-4, Reg. No. 333-09043).

         4.3 Form of Supplemental Indenture (incorporated by reference to Exhibit 4(d) to the Registrant's Registration Statement on Form S-3, Reg. No. 333-09941).

                     [SPACE INTENTIONALLY LEFT BLANK]

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              PROFFITT'S, INC.

Date:  October 24, 1996


                              By:        /s/  R. Brad Martin
                                   R. Brad Martin, Chairman of the Board
                                   and Chief Executive Officer

                               EXHIBIT INDEX

     Exhibit                                                           Page
     Number                          Description                       Number

        2 Agreement and Plan of Merger dated July 8, 1996, among Proffitt's, Inc., Casablanca Merger Corp. and Parisian, Inc. (Incorporated by reference to Exhibit 2 to the Registrant's Current Report on Form 8-K filed July 18,
            1996).

       4.1 Credit Facilities and Reimbursement Agreement by and among Proffitt's, Inc., certain lenders and NationsBank of Texas, National Association, as Agent.

       4.2 Registration Rights Agreement (incorporated by reference to Appendix III to the prospectus dated August 16, 1996, included in the Registrant's Registration Statement on Form S-4, Reg. No. 333-09043).

       4.3 Form of Supplemental Indenture (incorporated by reference to Exhibit 4(d) to the Registrant's Registration
            Statement on Form S-3, Reg. No. 333-09941).